SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report May 13, 2004

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

777 108th Avenue NE, Suite 2100
Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release of SAFLINK Corporation, dated May 13, 2004

Item 12.	Results of Operations and Financial Condition.

The information furnished under this Item 12 and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 13, 2004, SAFLINK Corporation (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

May 13, 2004	By:	/s/ Glenn Argenbright

Glenn Argenbright
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SAFLINK Corporation, dated May 13, 2004

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